UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2022

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On March 8, 2022, CareMax Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the three months and twelve months ended December 31, 2021 and provided an investor presentation to accompany the press release. Copies of the press release announcing the Company’s financial results and the investor presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This information and the information contained in Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act"), as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 10-K”) reevaluated the accounting treatment of certain previously disclosed earnout arrangements in connection with the Company’s business combination pursuant to the Business Combination Agreement, dated December 18, 2020 (the “Business Combination Agreement”), by and among CareMax Medical Group, L.L.C., a Florida limited liability company, the entities listed in Annex I to the Business Combination Agreement (the “CMG Sellers”), IMC Medical Group Holdings, LLC, a Delaware limited liability company, IMC Holdings, LP, a Delaware limited partnership (“IMC Parent”), and Deerfield Partners, L.P. The Business Combination Agreement provided for the issuance of shares of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), to the CMG Sellers and IMC Parent as earnout shares (the “Earnout Shares”) upon the occurrence of two separate triggering events based on the price of the Common Stock (collectively, the “Share Price Triggers”). The first Share Price Trigger occurred on July 9, 2021, resulting in the issuance of the first tranche of Earnout Shares. Prior to first Share Price Trigger, the number of shares Common Stock to which the CMG Sellers and IMC Parent were entitled under the Business Combination Agreement was variable and dependent upon the occurrence of one or both Share Price Triggers, or the price per share payable to stockholders in a Change in Control Transaction, as defined in the Business Combination Agreement. The Company determined the Earnout Shares should be liability classified and measured at fair value, with changes in fair value each period reported in earnings prior to the achievement of the first Share Price Trigger under the guidance in ASC 815-40 – Contracts in Entity’s Own Equity. Subsequent to the achievement of the first Share Price Trigger, the Company determined the Earnout Shares subject to the second Share Price Trigger should be equity classified.

On March 7, 2022, after discussion with WithumSmith+Brown, PC (“Withum”), the Company’s current independent registered public accounting firm, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) and the Company’s management concluded that it is appropriate to correct the Company’s previously issued unaudited condensed consolidated financial statements for the three-month and year-to-date periods ended June 30, 2021 and September 30, 2021 (collectively the “Relevant Periods”) by restating such unaudited condensed consolidated financial information in an amended Quarterly Report on Form 10-Q for each of the Relevant Periods because the errors were material to the financial information for each of the Relevant Periods due to remeasurement gains or losses on the fair value of the earnout liabilities. Considering such restatements, the unaudited condensed consolidated financial statements for each of the Relevant Periods should no longer be relied upon.

The change in fair value of the Earnout Shares was a non-cash charge and has no impact on the Company’s historical reported revenues, operating income, adjusted EBITDA, platform contribution, or cash flows for any period. The Company expects change in fair value of the Earnout Shares to impact net income for the year ended December 31, 2021 by a gain of approximately $5.8 million.

The Audit Committee has discussed the matters described in this Item 4.02 with representatives of Withum.

Item 7.01 Regulation FD Disclosure

On March 8, 2022, the Company, issued a press release announcing its financial results for the fourth quarter and twelve months ended December 31, 2021 and provided an investor presentation to accompany the press release. Copies of the press release announcing the Company’s financial results and the investor presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This information and the information contained in Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Actor the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the effects of the restatement of the Company’s past financial statements and the filing of the Company’s amended periodic reports. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports with the SEC, whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management, additional uncertainties related to accounting issues generally, adverse effects on the Company’s business as a result of the restatement process and other risks identified in the Company's reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index
Exhibit No.	Description

99.1	Press Release issued by CareMax Inc. on March 8, 2022

99.2	Investor Presentation of CareMax Inc. dated March 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2022

CareMax, Inc.

By: /s/ Kevin Wirges

Name: Kevin Wirges

Title: Executive Vice President, Chief Financial Officer and Treasurer